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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)    October 19, 1998
                                                       --------------------


                           NORTHERN TRUST CORPORATION
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
     ----------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                 0-5965                               36-2723087
     ------------------------------       ---------------------------------
        (Commission File Number)          (IRS Employer Identification No.)


        Fifty South LaSalle Street, Chicago, Illinois             60675
     ---------------------------------------------------      -------------
          (Address of principal executive offices)              (Zip Code)


     Registrant's telephone number, including area code    (312) 630-6000
                                                         ------------------


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Item 5.  Other Events

     The information contained in the registrant's October 19, 1998 press release, reporting on the registrant's earnings for the third quarter and first nine months of 1998, a copy of which is filed as Exhibit 99 hereto, is incorporated herein by reference.


Item 7.   Financial Statements and Exhibits

     (c)  Exhibits:

          Exhibit 99   October 19, 1998 Press Release




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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        NORTHERN TRUST CORPORATION
                                        --------------------------
                                               (Registrant)




Dated:   October 20, 1998               By:   Perry R. Pero
                                            -------------------------------
                                            Perry R. Pero
                                            Senior Executive Vice President
                                            and Chief Financial Officer




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                                 EXHIBIT INDEX
                                 -------------


Number    Description                                               Page Number
------    -----------                                               -----------
  99      October 19, 1998  Press Release                                5




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